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                                                                   Exhibit 10.11


NEITHER THIS OPTION (THE "OPTION") NOR THE SHARES OF COMMON STOCK RECEIVABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. THIS OPTION AND THE SHARES OF COMMON STOCK RECEIVABLE UPON THE EXERCISE HEREOF MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR HYPOTHECATED UNLESS OTHERWISE PERMITTED BY THE COMPANY.

                                       REGISTERED HOLDER:__________________

                                       CERTIFICATE NUMBER:_________________

                                       DATE OF ISSUANCE:___________________

                     --------------------------------------


                         COMMON STOCK PERFORMANCE OPTION

         This certifies that the Registered Holder is entitled to purchase from ____________________________, a ________________ corporation (the "COMPANY"), subject to the occurrence of both (i) certain specified vesting criteria and
(ii) the attainment of certain specified performance objectives, at any time during the period commencing at 9:00 A.M., Eastern Standard Time, on the first anniversary date of the Date of Issuance hereof and ending at 5:00 P.M., Eastern Standard Time, on the tenth anniversary date of the Date of Issuance hereof, at the purchase price (the "EXERCISE PRICE") of $____ per share, ________________________ (________) shares of Class A Common Stock, $.____ par value, of the Company.

         This Option may be exercised in whole or in part by presentation of this Option with the Exercise Agreement (a form of which is attached hereto as Exhibit I) and a counterpart of the Stockholders Agreement, each duly executed, and simultaneous payment of the Exercise Price (subject to any adjustment) at the principal office of the Company. Payment of the Exercise Price shall be made at the option of the Holder hereof in cash, by certified check or bank cashier's check or by means of a cashless exercise.

         This Option is subject to the terms and conditions of the Company's ____ Stock Option Plan (the "PLAN"), the terms of which are hereby incorporated herein by reference. Terms used herein and not otherwise defined shall have the meanings as set forth in the Plan. This Option shall be deemed to be a Non-Qualified Stock Option as defined under the Plan.

         This Option is subject to the following provisions:

         Section 1. CERTAIN DEFINITIONS. When used in this Option, the following terms, when capitalized, shall have the meanings set forth below. Certain other terms are defined in the text of this Option.
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         1.1. "ACT" means the Securities Act of 1933, as amended, and any successor law or statute --- thereto.

         1.2. "COMMON STOCK" means the Company's Class A Common Stock, par value $.0001 per share.

         1.3. "COMPANY" means ____________________________, a ________
corporation.

         1.4. "DATE OF ISSUANCE" means _____________, 199_.

         1.5. "EARNED OPTION" means that portion of the Option that has been earned as a result of (i) the attainment of specified performance objectives set forth in the Plan and (ii) the passage of time as set forth in
Section 2 hereof.

         1.6. "REGISTERED HOLDER" or "HOLDER" means the Company employee or director to whom this Option was originally issued.

         1.7. "STOCKHOLDERS' AGREEMENT" means that certain Stockholders Agreement executed by the Company and the parties named therein, dated ______________, as amended from time to time.

         1.8. "OPTION GRANT" means the total number of Options granted to the Holder that are each convertible into one share of Common Stock upon the attainment of specified performance objectives and vesting criteria as set forth in the Plan and herein.

         Section 2.   VESTING CRITERIA.

         2.1. Options shall time vest and become Time Vested Options at 2.77% per month each month after the Date of Issuance up to 100% so long as the Holder is still an employee of the Company on such date.

         2.2. Options subject to this grant shall Performance Vest in accordance with the performance vesting criteria of the Plan.

         Section 3. EXERCISE OF OPTION. This Option may be exercised by completing and delivering the Exercise Agreement in the form of Exhibit I hereto to the Company's offices, together with payment of the Exercise Price and a signed counterpart of the Stockholders Agreement. This Option may be exchanged at the principal office of the Company by surrender of this Option properly endorsed either separately or in combination with one or more other Options for one or more new Options of the same aggregate number of shares of Common Stock evidenced by the Option or Options exchanged. No fractional shares will be issued upon the exercise of rights to purchase Common Stock hereunder, but the Company shall pay the cash value of any fractional share upon the exercise of this Option. Upon any partial exercise of this Option, there shall be countersigned and issued to the Holder hereof a new Option in respect of the shares as to which this Option shall not have been exercised.

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         Section 4. REGISTERED HOLDER TERMINATION. In the event of the voluntary or involuntary termination (including by reason of death) of the original Registered Holder of the Option, the Holder (or the Holder's estate) shall be subject to the repurchase provisions of the Plan.

         Section 5. NO VOTING RIGHTS. This Option will not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

         Section 6. TRANSFERABILITY. This Option is not transferable. The Holder further agrees not to offer, sell, transfer or otherwise dispose of any shares issuable upon exercise of this Option to any other person except in compliance with the Stockholders Agreement. Each certificate evidencing shares purchased upon exercise of this Option shall bear a legend to the foregoing effect, and the Holder and any other Person to whom a certificate for shares is to be delivered shall be required, at or before receipt of such certificate, to execute and deliver to the Company a counterpart to the Stockholders Agreement.

         Section 7. COMPANY BUYBACK RIGHTS. The Company has the right to purchase this Option and the shares of Common Stock receivable upon exercise of this Option in accordance with the terms of the Plan.

         Section 8. SUPPLEMENTS AND AMENDMENTS. The Committee (as defined in the
Plan) of the Board of Directors of Company may from time to time supplement or amend this Option in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with the Company's operations provided that such supplement or amendment does not have a material adverse effect on the Holder.

         Section 9. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Option will be in writing and will be delivered personally, mailed by registered or certified first class mail, return receipt requested, postage prepaid or transmitted by telegram, telecopy or telex, and will be deemed to have been given when so delivered, mailed or transmitted (a) to the Company, at its principal executive offices and (b) to the Holder of this Option, at such Holder's address as it appears in the records of the Company.

         Section 10. DEFINITION OF FAIR MARKET VALUE. In the event (a) the Holder was fired by the Company and its Subsidiaries without "cause" (as defined in the Holder's employment agreement) or the Holder resigns from employment from the Company and its Subsidiaries pursuant to Section 4(b)(i) or (ii) of his employment agreement and (b) there is within twelve months of the date of termination of the Holder's employment (i) a sale of all the capital stock or all or substantially all of the assets of the Company or its subsidiaries or
(ii) a public offering of the Company's common stock, THEN "Fair Market Value" as defined in the Plan shall mean the value of a share of common stock sold pursuant to such sale of the Company (or its Subsidiaries) or in such public offering). The Company shall notify the holder upon the occurrence of such sale or public offering and pay any additional consideration owed within 30 days of such event.

                                     * * * *



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         IN WITNESS WHEREOF, the Company has caused this Option to be signed by its duly authorized officers and to be dated the Date of Issuance hereof.

                                            ----------------------------



                                          By:___________________________________
                                              Name:_____________________________
                                              Title:____________________________

         THE SECURITIES ISSUABLE UPON EXERCISE OF THIS OPTION ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF ______________. SUCH STOCKHOLDERS AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON THE TRANSFER OR OTHER DISPOSITION OF SUCH SECURITIES.


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                                    EXHIBIT I

                          ----------------------------
                         COMMON STOCK PERFORMANCE OPTION
                               EXERCISE AGREEMENT

TO:  ____________________________                         DATED:_______________

         The undersigned, pursuant to the provisions set forth in the attached Option (Certificate No. __________), hereby agrees to subscribe for the purchase of ________ shares of the Common Stock covered by such Option and makes payment herewith in full therefor at the price per share provided by such Option.

                                               By:____________________________
                                               Name:__________________________
                                               Address:_______________________

Witness:___________________________
Name:______________________________
Address:___________________________

_______________________________________________________________________________